                                                                    EXHIBIT 99.1
                                                                    ------------

                                [FORM OF PROXY]


                                 [FRONT SIDE]

                                REVOCABLE PROXY

                             WESTCO BANCORP, INC.
                        SPECIAL MEETING OF STOCKHOLDERS
                               DECEMBER 18, 1998
                                  10:00 A.M.

     The undersigned hereby appoints the official proxy committee, consisting of each member of the Board of Westco Bancorp, Inc. (the "Company"), each with full power of substitution to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Special Meeting of Stockholders, to be held at 2121
S. Mannheim Road, Westchester, Illinois on December 18, 1998, at 10:00 a.m., and at any and all adjournments thereof, as follows:

1. To approve and adopt an Amended and Restated Agreement and Plan of Reorganization, dated as of August 17, 1998, by and between the Company and MAF Bancorp, Inc., and the consummation of the transactions contemplated thereby.

          FOR                      AGAINST                  ABSTAIN
          [_]                        [_]                      [_]


  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL AND ADOPTION OF THE
                                ABOVE PROPOSAL.
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                                  [BACK SIDE]


               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" APPROVAL OF THE PROPOSED MERGER AGREEMENT.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Special Meeting of Stockholders and of a Proxy Statement/Prospectus dated November 9, 1998.

Dated:________________

                                   ___________________________________________
                                   SIGNATURE OF STOCKHOLDER



                                   ___________________________________________
                                   SIGNATURE OF STOCKHOLDER

                                   Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign, but the signature of one holder is sufficient, unless contested.

           PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                   IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.